Exhibit 99.1
Cardlytics Announces Updated Guidance for First Quarter 2023 Financial Results
Atlanta, GA – April 4, 2023 - Cardlytics, Inc., (NASDAQ: CDLX), a digital advertising platform, today announced updated guidance for the first quarter ended March 31, 2023.
First Quarter 2023 Updated Guidance
Cardlytics anticipates billings, revenue, adjusted contribution and adjusted EBITDA to be in the following ranges (in millions):

	Q1 2023 Previously Reported Guidance	Q1 2023 Updated Guidance
Billings	$84.0 - $93.0	$93.0 - $97.0
Revenue	$54.0 - $63.0	$63.5 - $66.5
Adjusted contribution	$26.0 - $31.0	$30.0 - $33.0
Adjusted EBITDA	($17.0) - ($10.0)	($8.0) - ($5.0)
"Despite a difficult macroeconomic environment, our shift to a product-led operating structure is already yielding positive results,” said Cardlytics CEO Karim Temsamani. “Our improved topline guidance is driven by better than expected growth in the US business and the product optimizations discussed on our last earnings call. Additionally, our rigorous approach in managing our cost structure, including implementing $3.5 million of one-time savings during the first quarter, has positioned the business to exceed the high end of our previously announced Adjusted EBITDA range. We are confidently navigating 2023 and look forward to sharing more positive updates over the coming months."
Financial Disclosure Advisory
The foregoing expected results are preliminary and subject to change based on the completion of Cardlytics’ quarter-end review process. This updated guidance includes calculations or figures that have been prepared internally by management and have not been reviewed or audited by the Cardlytics’ auditors.
A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings." A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Gross Profit to Adjusted Contribution." A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.
Reconciliation of Forecasted GAAP Revenue to Billings

Q1 2023 Updated Guidance (amounts in millions)
Revenue	$63.5 - $66.5
Plus:
Consumer Incentives	$28.5 - $31.5
Billings	$93.0 - $97.0

Exhibit 99.1
Reconciliation of Forecasted GAAP Gross Profit to Adjusted Contribution

Q1 2023 Updated Guidance (amounts in millions)
Revenue	$63.5 - $66.5
Minus:
Partner Share and other third-party costs	$31.5 - $34.5
Delivery costs	$5.5 - $7.5
Gross profit	$24.0 - $26.0
Plus:
Delivery costs	$5.5 - $7.5
Adjusted contribution	$30.0 - $33.0
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in Palo Alto, New York, Los Angeles, and London. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the first quarter of 2023 and continuing progress of our cost initiatives. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; potential payments under the Merger Agreement with Bridg; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”), Wells Fargo Bank, National Association (“Wells Fargo”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 1, 2023 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance in this press release: billings, adjusted contribution and adjusted EBITDA.

Exhibit 99.1
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies. Billings represents the gross amount billed to customers and marketers for services in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental revenue on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency gain (loss); impairment of goodwill and intangible assets; deferred implementation costs; restructuring and reduction of force costs; acquisition and integration (benefits) costs; and change in fair value of contingent consideration.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Contacts:

Public Relations:
Robert Robinson
pr@cardlytics.com

Investor Relations:
Robert Robinson
ir@cardlytics.com